                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Advantage Learning System, Inc.'s previously filed Registration Statements on Form S-8, file Nos. 333-38867 and 333-53557.





                                                           ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 12, 1999